January 15, 2004

                  DREYFUS VARIABLE INVESTMENT FUND
                  - SMALL COMPANY STOCK PORTFOLIO

                     SUPPLEMENT TO PROSPECTUS
                        DATED MAY 1, 2003

     THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE LAST TWO SENTENCES OF THE FIRST PARAGRAPH OF THE "GOAL/APPROACH" SECTION.

     Effective January 20, 2004, the Portfolio will consider small companies to be those with market capitalizations ranging from $100 million to $2 billion at the time of purchase. Since the portfolio may continue to hold its securities as their market capitalizations grow, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion at any given time.